Financial Instruments And Risk Management	12 Months Ended
Dec. 31, 2011
Financial Instruments And Risk Management [Abstract]
Financial Instruments And Risk Management

23- Financial Instruments and Risk Management

Financial Instruments

Financial instruments include:

Financial assets:

	December 31,
	2010	2011
Cash and cash equivalents	340,294	390,250
Pledged cash deposits	—	20,000
Accounts receivable	271,271	330,891
Derivative instruments designated in cash flow hedges	14	—

Financial liabilities:

	December 31,
	2010	2011
Notes payable to banks	8,297	40,680
Accounts payable	170,553	157,549
Current portion of long-term debt	15,950	4,332
Current portion of convertible subordinated debt	32,439	—
Long-term debt	4,316	15,319
Convertible subordinated debt	130,804	135,078
Conversion option	23,875	—
Derivative instruments designated in fair value hedges	31	1,764

Gains or losses related to financial instruments are as follows:

	Year ended December 31,
	2010	2011
Interest income	1,221	2,902
Interest expense	(15,677)	(13,497)
Accretion interest expense convertible notes at amortized value	(6,010)	(4,401)
Loss resulting from early extinguishment of debt	(3,609)	(824)
Revaluation conversion option	(19,037)	(4,378)
Losses Foreign currency exchange, net	(65)	7,040
Addition to allowance for doubtful accounts receivable	(461)	(356)

We adopted ASC 820, Fair Value Measurements, on January 1, 2008, for financial assets and liabilities and for nonfinancial assets and liabilities that are remeasured at least annually. ASC 820 defines fair value as the price that would be received for an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. ASC 820 establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels.

Level 1.	Quoted prices in active markets that are accessible at the measurement date for identical assets and liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2.	Observable inputs other than quoted prices in active markets.

Level 3.	Unobservable inputs for which there is little or no market data available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

The following table presents the Company's financial assets and financial liabilities that are measured at fair value on a recurring basis.

	At carrying value	At fair value Level 1	Level 2	Level 3	Total
December 31, 2010

Assets:
Derivative financial instruments	14	—	1,743	—	1,743

Total	14	—	1,743	—	1,743

Liabilities:
Conversion options	23,875	—	23,875	—	23,875

Total	23,875	—	23,875	—	23,875

December 31, 2011

Liabilities:
Derivative financial instruments	1,764	—	40,461	—	40,461

Total	1,764	—	40,461	—	40,461

Financial Risk Factors

ASMI is exposed to a number of risk factors: market risks (including foreign exchange risk and interest rate risk), credit risk and liquidity risk. The Company uses forward exchange contracts to hedge its foreign exchange risk. The Company does not enter into financial instrument transactions for trading or speculative purposes.

Foreign Exchange Risk

ASMI and its subsidiaries conduct business in a number of foreign countries, with certain transactions denominated in currencies other than the functional currency of the Company (euro) or one of its subsidiaries conducting the business. The purpose of the Company's foreign currency management is to manage the effect of exchange rate fluctuations on revenues, costs and cash flows and assets and liabilities denominated in selected foreign currencies, in particular denominated in U.S. dollar.

We use forward exchange contracts to hedge its foreign exchange risk of anticipated sales or purchase transactions in the normal course of business, which occur within the next twelve months, for which the Company has a firm commitment from a customer or to a supplier. The terms of these contracts are consistent with the timing of the transactions being hedged. The hedges related to forecasted transactions are designated and documented at the inception of the hedge as cash flow hedges, and are evaluated for effectiveness quarterly. The effective portion of the gain or loss on these hedges is reported as a component of accumulated other comprehensive loss in Shareholders' Equity, and is reclassified into earnings when the hedged transaction affects earnings.

The majority of revenues and costs of the Company's Back-end segment are denominated in Hong Kong dollars, Chinese Yuan and U.S. dollars. The effect of exchange rate fluctuations on revenues, costs and cash flows and assets and liabilities denominated in foreign currencies is periodically reviewed.

Changes in the fair value of derivatives that do not qualify for hedge treatment, as well as the ineffective portion of any hedges, are recognized in earnings. The Company records all derivatives, including forward exchange contracts, on the balance sheet at fair value in other current assets or accrued expenses. If the underlying transaction being hedged fails to occur, or if a portion of any derivative is ineffective, the gain or loss is immediately recognized in earnings under foreign currency exchange gains (losses) in the Consolidated Statement of Operations. Unrealized losses included in accumulated other comprehensive loss as of December 31, 2010 of € 13 were reclassified to earnings in 2011. Hedge ineffectiveness was insignificant for the years ended December 31, 2010 and December 31, 2011.

Furthermore, the Company might manage the currency exposure of certain receivables and payables using derivative instruments, such as forward exchange contracts (fair value hedges) and currency swaps, and non-derivative instruments, such as debt borrowings in foreign currencies. The gains or losses on these instruments provide an offset to the gains or losses recorded on receivables and payables denominated in foreign currencies. The derivative instruments are recorded at fair value and changes in fair value are recorded in earnings under foreign currency exchange gains (losses) in the Consolidated Statement of Operations. Receivables and payables denominated in foreign currencies are recorded at the exchange rate at the balance sheet date and gains and losses as a result of changes in exchange rates are recorded in earnings under foreign currency exchange gains (losses) in the Consolidated Statement of Operations.

To the extent that exchange rate fluctuations impact the value of the Company's investments in its foreign subsidiaries, they are not hedged. The cumulative effect of these fluctuations is separately reported in Consolidated Shareholders' Equity. Reference is made to Note 19.

The outstanding forward exchange contracts are as follows:

	Currency	Notional amount	Forward contract value	Fair value	Difference between forward value and fair value	Included in accumulated other comprehensive income (loss)
			Euro	Euro	Euro	Euro
December 31, 2010:

Assets:

Cash flow hedge contracts:
Short position	US$	(452)	(350)	(336)	14	13
Fair value hedge contracts:
Short position	US$	(1,881)	(1,376)	(1,407)	(31)	—

December 31, 2011:

Assets:

Fair value hedge contracts:
Short position	US$	(56,975)	(42,225)	(40,461)	1,764	—

For forward exchange contracts, market values based on external quotes from banks have been used to determine the fair value.

The following table analyzes the Company's sensitivity to a hypothetical 10% strengthening and 10% weakening of the U.S. dollar, Singapore dollar, Hong Kong dollar and Japanese yen against the euro as of December 31, 2010 and December 31, 2011. This analysis includes foreign currency denominated monetary items and adjusts their translation at year end for a 10% increase and 10% decrease of the U.S. dollar, Singapore dollar, Hong Kong dollar or Japanese yen against the euro. A positive amount indicates an increase in equity. Recognized in equity is the revaluation effect of subsidiaries denominated in U.S. dollar, Singapore dollar, Hong Kong dollar and Japanese yen.

	Impact on equity
	2010	2011
10% increase of U.S. dollar versus euro	1,061	3,656
10% decrease of U.S. dollar versus euro	(1,061)	(3,656)
10% increase of Singapore dollar versus euro	1,431	5,028
10% decrease of Singapore dollar versus euro	(1,431)	(5,028)
10% increase of Hong Kong dollar versus euro	53,458	66,702
10% decrease of Hong Kong dollar versus euro	(53,458)	(66,702)
10% increase of Japanese yen versus euro	5,016	4,908
10% decrease of Japanese yen versus euro	(5,016)	(4,908)

A hypothetical 10% strengthening or 10% weakening of any currency other than the U.S. dollar, Hong Kong dollar, Singapore dollar and Japanese yen against the euro as of December 31, 2010 and December 31, 2011 would not result in a material impact on equity.

The following table analyzes the Company's sensitivity to a hypothetical 10% strengthening and 10% weakening of the U.S. dollar, Hong Kong dollar and Japanese Yen against the euro at average exchange rates for the years 2010 and 2011. A positive amount indicates an increase in net earnings.

	Impact on net earnings
	2010	2011
10% increase of Japanese yen versus euro	617	(519)
10% decrease of Japanese yen versus euro	(617)	519
10% increase of U.S. dollar versus euro	(549)	1,887
10% decrease of U.S. dollar versus euro	549	(1,887)
10% increase of Hong Kong dollar versus euro	14,632	14,392
10% decrease of Hong Kong dollar versus euro	(14,632)	(14,392)

A hypothetical 10% strengthening or 10% weakening of any currency other than the U.S. dollar, Hong Kong dollar and the Japanese yen against the euro at average exchange rates for the years 2010 and 2011 would not result in a material impact on net earnings.

Interest Risk

We are exposed to interest rate risk primarily through our borrowing activities. The Company does not enter into financial instrument transactions for trading or speculative purposes or to manage interest rate exposure. At December 31, 2011 the Company had convertible subordinated debt borrowings outstanding of € 150,000 at a fixed rate, maturing in November 2014, € 19,651 in long-term debt at fixed interest rates and € 40,680 in other borrowings with variable short-term interest rates. A hypothetical change in the average interest rate by 10% on the portion of the Company's debt bearing interest at variable rates would not result in a material change in interest expense at December 31, 2010 and December 31, 2011 borrowing levels.

Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, accounts receivable and derivative instruments. These instruments contain a risk of counterparties failing to discharge their obligations. The Company monitors credit risk and manages credit risk exposure by type of financial instrument by assessing the creditworthiness of counterparties. The Company does not anticipate nonperformance by counterparties given their high creditworthiness.

The Company's customers are semiconductor device manufacturers located throughout the world. The Company generally does not require collateral or other security to support financial instruments with credit risk.

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The Company derives a significant percentage of its revenue from a small number of large customers. The Company's largest customer accounted for approximately 6.4% of net sales in 2011 (2010: 5.2%; 2009: 9.1%) and the ten largest customers accounted for approximately 27.9% of net sales in 2011 (2010: 27.9%; 2009: 32.9%). Sales to these large customers also may fluctuate significantly from time to time depending on the timing and level of purchases by these customers. Significant orders from such customers may expose the Company to a concentration of credit risk and difficulties in collecting amounts due, which could harm the Company's financial results. At December 31, 2011 one customer accounted for 4.5% of the outstanding balance in accounts receivable (2010: 6.0%; 2009: 7.8%).

The Company places its cash and cash equivalent and derivative instruments with high quality financial institutions to limit the amount of credit risk exposure.

The maximum credit exposure is equal to the carrying values of cash and cash equivalent and accounts receivable.

Liquidity Risk

The following table summarizes the Company's contractual obligations as at December 31, 2011 aggregated by type of contractual obligation:

	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Notes payable to banks [1]	41,456	41,456	—	—	—
Long-term debt [1,2]	20,527	4,671	15,856	—	—
Convertible subordinated debt [1]	177,625	9,750	167,875	—	—
Operating leases	78,645	21,933	27,952	16,943	11,817
Pension liabilities	9,887	92	171	209	9,415
Purchase obligations:
Purchase commitments to suppliers	174,532	170,421	4,111	—	—
Capital expenditure commitments	17,433	17,433	—	—	—
Unrecognized tax benefits (ASC 740)	21,749	21,749	—	—	—

Total contractual obligations	541,854	287,505	215,965	17,152	21,232

(1)	Including interest expense based on the percentages at the reporting date.
(2)	Capital lease obligations of € 141 are included in long-term debt.

Total short-term lines of credit amounted to € 289,528 at December 31, 2011. The amount outstanding at December 31, 2011 was € 40,680 and the undrawn portion totaled € 248,848. The undrawn portion includes the standby revolving credit facility of € 150,000 with a consortium of banks. The facility, available through July 31, 2014, is secured by a portion of the Company's shareholding in ASMPT. In the event all outstanding convertible bonds due 6 November 2014 are converted, repaid or replaced prior to 30 June 2014, the maturity date will be 31 July 2015. The undrawn portion includes € 92,262 for ASMPT, which amount is restricted to be used only in the operations of ASMPT. The undrawn portion includes € 6,587 for ASM Japan, which amount is restricted to be used only in the operations of ASM Japan.

The Company uses notes payable to banks to manage short term liquidity and uses long-term debt and convertible subordinated debt to manage long term liquidity.

For the majority of purchase commitments, the Company has flexible delivery schedules depending on the market conditions, which allows the Company, to a certain extent, to delay delivery beyond originally planned delivery schedules.